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                                   EXHIBITS

                                                                    Exhibit 23.1

[Letterhead of Arthur Andersen]

                        CONSENT OF INDEPENDENT AUDITORS

          As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated January 24, 2000 included in Chart House Enterprises, Inc.'s Form 10-K for the year ended December 27, 1999 and to all references to our Firm included in this registration statement.



                                                     /s/ ARTHUR ANDERSEN LLP
                                                     -----------------------

          Chicago, Illinois
          August 31, 2000